UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported):  January 14, 2009

Travelzoo Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50171 (Commission File Number)	36-4415727 (I.R.S. Employer Identification Number)

590 Madison Avenue, 37th Floor, New York, New York 10022

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 484-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers.

On January 14, 2009, Raymond Ng, the Registrant's Executive Vice President, Asia, resigned as an officer of the Registrant effective February 28, 2009. Mr. Ng has been responsible for overseeing the Registrant's operations in China, Hong Kong, and Taiwan (Greater China). Effective March 1, 2009, Mr. Jason Yap, the Registrant's Executive Vice President, Japan, Australia and Singapore, will assume the position of Executive Vice President, Asia Pacific. In this position, Mr. Yap will be responsible for the operations of the Registrant's Asia Pacific business segment. The Asia Pacific business segment currently includes operations in Australia, Greater China, Japan, and Singapore.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC. (Registrant)

Date: January 15, 2009	By:	/s/ Wayne Lee
Wayne Lee Chief Financial Officer